UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 2, 2004

                             STANDARD PACIFIC CORP.
               (Exact Name of Registrant as Specified in Charter)

            Delaware                  1-10959            33-0475989
    (State or Other Jurisdiction      (Commission       (IRS Employer
    of Incorporation)                 File Number)      Identification No.)


               15326 Alton Parkway
               Irvine, California                     92618
      (Address of Principal Executive Offices)      (Zip Code)

       Registrant's telephone number, including area code: (949) 789-1600

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)
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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 12. Results of Operations and Financial Condition

      On February 2, 2004, Standard Pacific Corp. issued a press release announcing financial results for the fourth quarter and fiscal year earnings for the period ended December 31, 2003 (the "Press Release"). Attached hereto as
Exhibit  99.1  and  incorporated  by  reference  herein  is a copy of the  Press
Release.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 2, 2004

                                        STANDARD PACIFIC CORP.

                                        By: /s/ Andrew H. Parnes
                                           ----------------------------------
                                           Andrew H. Parnes
                                           Senior Vice President - Finance
                                               and Chief Financial Officer


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

                                  EXHIBIT INDEX

Exhibit Number                              Description

      99.1 Press Release reporting 2003 fourth quarter and fiscal year earnings for the period ended December 31, 2003.


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